SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 4, 2004



                                       000-27763
                                (Commission file number)


                                 SITESTAR CORPORATION
               (Exact name of registrant as specified in its charter)



                   NEVADA                             88-0397234
      (State or other jurisdiction of    (I.R.S. Employer Identification No.)
      incorporation or organization)



                                 7109 Timberlake Road
                                  Lynchburg, VA 24502
                 (Address of principal executive offices) (Zip Code)


                                    (434) 239-4272
               (Registrant's telephone number, including area code)


                                     NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 4, 2004, McLeod & Company, auditors for Sitestar Corporation ("Registrant"), resigned.

McLeod & Company's reports on the Registrant's financial statements for the years ended December 31, 2003 and 2002, contained modified opinions as to the Company's ability to continue as a going concern. In connection with the prior audit on the years ended December 31, 2003 and 2002 and for the period subsequent to December 31,2003 through the date of resignation, there have been no disagreements with McLeod & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of McLeod & Company would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for those periods.


The Registrant's Board of Directors has made the decision to engage another auditor.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 29, 2004


                                    SITESTAR CORPORATION



                                    By:  /s/ Frank Erhartic
                                         ------------------
                                    Name:  Frank Erhartic
                                    Title: President

                                  EXHIBIT  INDEX

Exhibit  No.               Description  of  Exhibit
-----------                ------------------------
16                         Letter  from  McLeod  &  Company